THIS AGREEMENT is made and entered into as of this 24th day of August, 1994, by and between (the "Participant") and Houghton Mifflin Company (the "Company").

                WHEREAS, the Company has established the 1994 Non-Executive Director Stock Purchase Plan established thereunder (the "Director Plan"); and

               WHEREAS, the undersigned desires to purchase from the Company and the Company desires to sell to the Participant _______ shares (the"Purchased Shares") of the common stock of the Company, par value $1.00 per share, at a price of $42.625 per share, subject to the terms and conditions set forth herein and in the Director Plan; and

                WHEREAS, concurrently herewith the Company is extending to the Participant an interim loan (the "Interim
Loan") to fund up to 100% of the purchase price for the Purchased Shares;

     NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the Participant and the Company hereby agree as follows:

          1. Purchase of Shares. The Participant hereby purchases from the Company and the Company hereby sells to the Participant the Purchased Shares. No certificates for the Purchased Shares will be issued to the Participant until the Company has completed all steps required by law to be taken in connection with the issue and sale of the Purchased Shares, including, without limitation, receipt of any agreements or representations from the Participant necessary to prevent a resale or distribution of the Purchased Shares in violation of federal or state securities laws.

          2. Financing Obligations. Payment for the Purchased Shares is being obtained by the Participant from the Interim Loan and, in connection with the Interim Loan, the Participant is delivering to the Company simultaneously herewith such documentation as the Company may require to evidence the Interim Loan. The Company may assist the Participant in arranging financing either from a third party

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or directly from the Company (the "Permanent Loan") to
repay the Interim Loan. The Company may be required to guarantee the Participant's obligations under any third party loan. The Participant agrees that the Company may take all action which the Company deems reasonable and necessary for the Company to obtain full reimbursement for any payments it becomes obligated to make to a third party under the Company's guarantee of the Participant's loan. The Participant understands and acknowledges the Participant's obligation to proceed with such arrangements as may be necessary to obtain the Permanent
Loan and to repay the Interim Loan. The Participant will provide such documentation as may be required by the Company to ensure that the proceeds, if any, of the Permanent Loan will be paid directly to the Company in repayment of the Interim Loan.


          3. Terms of Purchase Plan; Restrictions on Sale and Risk Sharing. The Participant acknowledges and agrees that the Purchased Shares are subject to all of the terms and conditions set forth in the Director Plan, including, without limitation,the restrictions on the sale of the Purchased Shares set forth in Section 7 of the Director Plan and the risk sharing provisions set forth in Sections 8 through 12 of the Director Plan pursuant to which the Company, to the extent and upon the conditions set forth in the Director Plan, will share the "Loss" (as such term is defined in the Director Plan), if any, or the "Gain" (as such term is defined in the Director
Plan), if any, which the Participant incurs upon the sale of the Purchased Shares.

          4.     Stock Certificate Legend.  Certificates for the
Purchased Shares may bear a legend referring to the Director
Plan and the agreements between the Participant and the Company relating to the Purchased Shares.

          5. Transfer of Securities. The Participant acknowledges that the Purchased Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may be sold or disposed of in the absence of such registration only pursuant to an exemption therefrom. The Participant agrees that the certificate or certificates for the Purchased Shares may bear a legend to the following effect:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED IN A TRANSACTION NOT INVOLVING A PUBLIC OFFERING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES REPRESENTED
          BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR UNDER ANY STATE SECURITIES

42


          OR "BLUE SKY" LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED
          OR OTHERWISE ENCUMBERED OR DISPOSED OF (A "TRANSFER") UNLESS SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR
          AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS."



          6. Miscellaneous. Notices hereunder shall be mailed or delivered to the Company at its principal place of business, 222 Berkeley Street, Boston, Massachusetts 02116,
Attention: Treasurer, and shall be mailed or delivered to the Participant at the Participant's address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing. This Agreement is entered into by the Participant and the Company pursuant to the terms and provisions of the Director Plan and expressly incorporates herein all of the terms and provisions thereof. Notwithstanding anything in this Agreement to the contrary, in the event that any inconsistency arises between any term or provision of the Director Plan and any term or provision of this Agreement, then the applicable term or provision of the Director Plan shall control.

          7.     Governing Law.  This Agreement shall be
governed and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to principles thereof relating to conflicts of law.

     IN WITNESS WHEREOF, the Participant and the Company have executed this Agreement as of the date first above written.

                              HOUGHTON MIFFLIN COMPANY



                              By:  ______________________
                              Susan Hardy
                              Assistant Treasurer



                              ___________________________
                              Name:


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                              ___________________________
                             (Address)


                              ___________________________
                              (City, State, Zip)











































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